                                                                 EXHIBIT 10.1(b)



ALARIS Medical Systems, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the schedules and exhibits to the Agreement dated May 7, 1998 among ALARIS Medical Systems, Inc. and Caesarea Medical Electronics Limited filed as Exhibit 10.1(a) to ALARIS Medical Systems, Inc.'s Form 10-Q dated August 11, 1998.


                                                  ALARIS MEDICAL SYSTEMS, INC.
                                                 -----------------------------
                                                                  (REGISTRANT)




Date:  August 11, 1998                            By:/s/ DOUGLAS C. JEFFRIES
                                                     -----------------------
                                                         Douglas C. Jeffries
                                  Vice President and Chief Financial Officer